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                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Clifford and Michael D. Fleisher jointly and severally, his attorneys-in-fact, each with the power of substitution for him in any and all capacities, to sign the this Registration Statement filed by Gartner Group, Inc. on Form S-8 with respect to the Gartner Group, Inc. 1998 Long Term Stock Option Plan, and any and all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                          ----------------------------

        Signature                           Title                     Date
        ---------                           -----                     ----


 /s/ William T. Clifford     President, Chief Executive Officer    April 3, 1999
---------------------------               and Director
   William T. Clifford         (principal executive officer)



 /s/ Michael D. Fleisher          Chief Financial Officer and      April 3, 1999
---------------------------  Executive Vice President-Finance and
   Michael D. Fleisher             Administration (principal
                               financial and accounting officer)


 /s/ Manuel A. Fernandez             Chairman of the Board         April 2, 1999
---------------------------
   Manuel A. Fernandez


   /s/ William O. Grabe                     Director               April 1, 1999
---------------------------
     William O. Grabe


    /s/ Max D. Hopper                       Director               April 2, 1999
---------------------------
      Max D. Hopper


  /s/ John P. Imlay, Jr.                    Director               April 1, 1999
---------------------------
    John P. Imlay, Jr.


 /s/ Stephen G. Pagliuca                    Director               April 2, 1999
---------------------------
   Stephen G. Pagliuca


   /s/ Dennis G. Sisco                      Director               April 2, 1999
---------------------------
     Dennis G. Sisco


                                            Director
---------------------------
    Robert E. Weissman